                               ACADEMY VALUE FUND

October 16, 1996

Dear Shareholders:

Fiscal 1996 has been an eventful year for the Academy Value Fund. Four of your Fund's securities had their fundamental value realized by being purchased by other companies. Two of these transactions have closed while two are still pending. These acquisitions, at a premium to your Fund's investment, provide evidence of our value discipline of investing in companies at a price level below their intrinsic value. Over time, we believe that this process should lead to superior returns.

The next year will continue to be challenging for the financial markets. The extreme valuation levels of the market and widespread economic speculation have led to increased market volatility, both positive and negative. However, volatile markets can provide buying opportunities for patient investors. Your Fund has been able to add new positions to the portfolio over the last few months. Also, the continued uncertainties regarding the strength of the economy as well as election year politics add to the market's speculative bent. Market overreactions to economic data and political promises are probable.

The challenge for the Academy Value Fund remains to search for and invest in securities at a discount to their intrinsic value. In this manner we expect to achieve our ultimate goal of maximizing value for our shareholders.

Sincerely,

Academy Capital Management

                               ACADEMY VALUE FUND


                                                  S&P
                       Date          Fund        Index
                       ----          ----        -----
                     12/09/94       10,000       10,000
                     02/28/95       10,320       10,967
                     08/31/95       11,600       12,813
                     02/29/96       10,613       14,773
                     08/31/96       11,526       15,211

Past performance is not predictive of future performance.

                               ACADEMY VALUE FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996

-------------------------------------------------------------------------------
   Shares     COMMON STOCKS: 83.8%                                 Market Value
-------------------------------------------------------------------------------
              CHEMICALS: 1.1%
   1,000      Sigma-Aldrich Corporation........................     $   52,750
                                                                    ----------
              COMPUTERS & INFORMATION: 3.0%
  14,600      Bell Microproducts*..............................        114,975
   1,144      Silicon Graphics, Inc............................         26,598
                                                                    ----------
                                                                       141,573
                                                                    ----------
              CONGLOMERATE: 2.1%
   7,800      Hanson Trust - PLC...............................         98,475
                                                                    ----------
              CONSUMER SERVICES: 14.0%
   8,000      CPI Corporation..................................        147,000
   4,550      Deluxe Corporation...............................        174,037
   9,950      Ennis Business Forms.............................        106,963
   6,300      Franklin Quest Company*..........................        114,975
   9,500      Sealright Company, Inc...........................        111,625
                                                                    ----------
                                                                       654,600
                                                                    ----------
              COSMETIC & PERSONAL CARE PRODUCTS: 1.8%
   1,854      Block Drugs, Class A.............................         82,503
                                                                    ----------
              FINANCIAL SERVICES: 4.6%
   8,450      London Pacific Group, Ltd........................        118,300
   4,100      Union Corporation*...............................         94,812
                                                                    ----------
                                                                       213,112
                                                                    ----------
              FOOD: 1.4%
   6,100      Michael Foods, Inc...............................         66,338
                                                                    ----------
              HEALTHCARE PROVIDERS: 6.2%
  15,700      Community Psychology Centers*....................        125,600
  18,000      Novacare, Inc.*..................................        162,000
                                                                    ----------
                                                                       287,600
                                                                    ----------
              INDUSTRIAL PRODUCTS: 2.6%
   6,550      Watts Industries, Inc., Class A..................        121,994
                                                                    ----------

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996 CONTINUED

-------------------------------------------------------------------------------
   Shares                                                          Market Value
-------------------------------------------------------------------------------
              INSURANCE: 8.3%
   9,900      Amvestors Financial Corporation..................     $  144,787
   3,350      First Colony Corporation.........................        117,669
   4,100      Security - Connecticut Corporation...............        124,025
                                                                    ----------
                                                                       386,481
                                                                    ----------
              MEDICAL SUPPLIES: 2.3%
   9,900      Sullivan Dental Products, Inc....................        103,950
                                                                    ----------
              PHARMACEUTICALS: 2.8%
  19,100      Huntingdon International - PLC, ADR*.............        131,313
                                                                    ----------
              RETAILERS - BROADLINE: 11.7%
  24,300      Bon-Ton Stores, Inc.*............................        142,762
   3,550      Dillard Department Stores, Class A...............        120,700
   4,700      Family Dollar Stores.............................         79,900
  20,200      K-mart Corporation*..............................        202,000
                                                                    ----------
                                                                       545,362
                                                                    ----------
              RETAILERS - DRUG BASED: 2.4%
   8,800      Fay's, Inc.......................................        110,000
                                                                    ----------
              RETAILERS - SPECIALTY: 4.1%
   6,650      Gibson Greeting, Inc.*...........................         86,450
  10,400      Wolohan Lumber Company...........................        105,300
                                                                    ----------
                                                                       191,750
                                                                    ----------
              SEMICONDUCTORS & RELATED: 1.3%
  27,800      Micronics Computers, Inc.........................         59,075
                                                                    ----------
              SHOES: 1.8%
   7,800      K-Swiss, Inc., Class A...........................         84,825
                                                                    ----------
              TELEPHONE SYSTEMS: 2.8%
   3,900      Telefonos de Mexico SA, ADR......................        128,213
                                                                    ----------
              TOBACCO: 4.0%
   6,200      UST, Inc.........................................        186,000
                                                                    ----------

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

-------------------------------------------------------------------------------
   Shares                                                          Market Value
-------------------------------------------------------------------------------
              UTILITIES: 1.5%
   5,400      Destec Energy, Inc.*.............................     $   71,550
                                                                    ----------
              WASTE MANAGEMENT: 4.0%
   4,641      Fluor Daniel GTI, Inc............................         34,807
  11,200      Gundle/SLT Environmental, Inc.*..................         73,500
   8,200      Laidlaw Inc., Class B............................         78,925
                                                                    ----------
                                                                       187,232
                                                                    ----------
              Total Common Stocks (cost $3,644,756)............      3,904,696
                                                                    ----------

Principal
 Amount       U.S. GOVERNMENT OBLIGATIONS: 10.8%
-------------------------------------------------------------------------------
$500,000      U.S. Treasury Note, 6.125%, due 12/31/96 (cost
              $501,328)........................................        502,031
                                                                    ----------
              REPURCHASE AGREEMENTS: 4.0%
-------------------------------------------------------------------------------
 187,000      Star Bank Repurchase Agreement, 4.75%, dated
              8/30/96, due 9/3/96, collateralized by $205,000
              GNMA, due 1/20/24 (total value of collateral is
              $204,500) (proceeds $187,099) (cost $187,000)....        187,000
                                                                    ----------
              Total Investments in Securities (cost
              $4,333,084+): 98.5% .............................      4,593,727
              Other Assets Less Liabilities: 1.5%..............         67,608
                                                                    ----------
              TOTAL NET ASSETS: 100.0% ........................     $4,661,335
                                                                    ==========

+ Cost for federal income tax purpose is the same for book.

       Net unrealized appreciation consists of:
              Gross unrealized appreciation....................     $  509,861
              Gross unrealized depreciation....................       (249,218)
                                                                    ----------
                     Net unrealized appreciation...............     $  260,643
                                                                    ==========

*Non-income producing securities.

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1996
-------------------------------------------------------------------------------

ASSETS
    Investments in securities, at value (identified cost
    $4,333,084) (Note 2-A).....................................     $4,593,727
    Cash.......................................................            972
    Receivables:
        Investments sold.......................................         52,691
        Fund shares sold.......................................          2,852
        Dividends and interest ................................         15,119
        From Advisor...........................................          8,584
    Prepaid expenses...........................................            784
                                                                    ----------
            Total assets ......................................      4,674,729
                                                                    ----------
LIABILITIES
    Accrued expenses ..........................................          3,394
    Payable for Fund shares redeemed...........................         10,000
                                                                    ----------
            Total liabilities..................................         13,394
                                                                    ----------
NET ASSETS ....................................................     $4,661,335
                                                                    ==========
    NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
    SHARE
        ($4,661,335/410,299 shares outstanding;
        unlimited number of shares authorized without par
        value).................................................     $    11.36
                                                                    ==========
COMPONENTS OF NET ASSETS
    Paid-in capital ...........................................     $4,420,393
    Undistributed net investment income........................          4,717
    Excess tax distribution on net realized gain...............        (24,418)
    Net unrealized appreciation of investments.................        260,643
                                                                    ----------
        Net assets ............................................     $4,661,335
                                                                    ==========

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
    Income:
        Interest...............................................     $   29,786
        Dividends..............................................         62,316
        Other..................................................             45
                                                                    ----------
            Total income.......................................         92,147
                                                                    ----------
    Expenses:
        Advisory fees (Note 3).................................         42,121
        Administrative fee (Note 3)............................         30,082
        12b-1 expenses (Note 4)................................         10,472
        Custodian and accounting fees..........................         15,961
        Transfer agent fees....................................          6,518
        Auditing fees..........................................         15,033
        Legal fees.............................................          2,664
        Reports to shareholders................................          1,795
        Trustees fees..........................................          3,563
        Registration fees......................................          9,786
        Miscellaneous..........................................          4,748
                                                                    ----------
            Total expenses.....................................        142,743
            Less: expenses waived/reimbursed (Note 3)..........        (58,386)
                                                                    ----------
            Net expenses.......................................         84,357
                                                                    ----------
                NET INVESTMENT INCOME .........................          7,790
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss on securities transactions...........         (7,792)
        Net change in unrealized appreciation of investments...         37,441
                                                                    ----------
            Net realized and unrealized gain on investments....         29,649
                                                                    ----------
                NET INCREASE IN NET ASSETS RESULTING FROM
                OPERATIONS.....................................     $   37,439
                                                                    ==========

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                                                       Year          December 9,
                                                                                      Ended            1994* to
                                                                                    August 31,        August 31,
                                                                                       1996              1995
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS:
Net investment income ......................................................       $     7,790        $    8,328
Net realized gain (loss) on securities transactions ........................            (7,792)           32,121
Net change in unrealized appreciation of investments .......................            37,441           223,202
                                                                                   -----------        ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................            37,439           263,651
                                                                                   -----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.029 per share) ..............................           (11,401)               --
From net realized gain from securities transactions ($0.124 per share) .....           (48,747)               --
                                                                                   -----------        ----------
    TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ......................           (60,148)               --
                                                                                   -----------        ----------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from net change in outstanding shares (a)         1,451,616         2,968,777
                                                                                   -----------        ----------
    TOTAL INCREASE IN NET ASSETS ...........................................         1,428,907         3,232,428

NET ASSETS:
Beginning of period ........................................................         3,232,428               -0-
                                                                                   -----------        ----------
END OF PERIOD (including undistributed net investment income of $4,717 and
    $8,328, respectively) ..................................................       $ 4,661,335        $3,232,428
                                                                                   ===========        ==========

(a) A summary of capital shares transactions is as follows:

                                                  Year                       December 9, 1994*
                                                 Ended                               to
                                           August 31, 1996                    August 31, 1995
                                    ---------------------------        ---------------------------
                                     Shares            Value            Shares            Value
                                    --------        -----------        --------        -----------
Shares sold .................        231,315        $ 2,554,500         298,356        $ 3,190,381
Shares issued on reinvestment
    of distribution .........          5,756             60,148             -0-                -0-
Shares redeemed .............       (105,548)        (1,163,032)        (19,580)          (221,604)
                                    --------        -----------        --------        -----------
Net increase ................        131,523        $ 1,451,616         278,776        $ 2,968,777
                                    ========        ===========        ========        ===========

*Commencement of operations.

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       Year       December 9, 1994*
                                                                       ended          through
                                                                 August 31, 1996   August 31,1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........................       $  11.60         $  10.00
Income from Investment Operations:
    Net investment income ....................................            .01              .03
    Net realized and unrealized gain (loss) on investments ...           (.10)            1.57
                                                                     --------         --------
Total from investment operations .............................           (.09)            1.60
                                                                     --------         --------
Less Distributions:
    Dividends from net investment income .....................           (.03)              --
    Distributions from net capital gains .....................           (.12)              --
                                                                     --------         --------
Total Distributions ..........................................           (.15)              --
                                                                     --------         --------
Net Asset Value, End of Period ...............................       $  11.36         $  11.60
                                                                     ========         ========
Total Return .................................................          (0.64)%          22.68%+

Ratios/Supplemental Data:
Net assets, end of period (millions) .........................       $    4.7         $    3.2

Ratio of expenses to average net assets:
    Before expense reimbursement and waived fee ..............           3.39%            5.20%+
    After expense reimbursement and waived fee ...............           2.00%            2.00%+

Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement .............................          (1.20)%          (2.62)%+
    After expense reimbursement ..............................           0.18%            0.64%+

Portfolio turnover rate ......................................          27.71%           13.26%

Average commission rate paid per share .......................       $ 0.0536               --

*Commencement of operations.

+Annualized.

See accompanying notes to financial statements.

                               ACADEMY VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1996

NOTE 1 - ORGANIZATION

    The Academy Value Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios, which is registered under the Investment Company Act of 1940 as a diversified, open-end management company. The Fund began operations on December 9, 1994. The investment objective of the Fund is growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

    A. Security Valuation: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued at an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Securities Transactions, Dividends and Distributions: As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

    E. Cash and Cash Equivalents. These are funds held at the custodian available for immediate withdrawal. The Fund's management has a policy of reviewing the credit standing of each custodian and broker with which it conducts business.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

    For the year ended August 31, 1996, Academy Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended August 31, 1996, the Fund incurred $42,121 in Advisory Fees.

                               ACADEMY VALUE FUND

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of total net assets. As a result, the Advisor waived its fee and reimbursed the Fund for expenses in excess of the limit in the amount of $16,265 for the year ended August 31, 1996. The Fund will reimburse the Advisor pursuant to this agreement in later years in which operating expenses for the portfolio are less than the applicable percentage limitation set forth previously for any such year.

    Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate: Under $15 million - $30,000, $15 to $50 million - 0.20% of average net assets, $50 to $100 million - 0.15% of average net assets, $100 to $150 million - 0.10% of average net assets, over $150 million - 0.05% of average net assets.

    First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

    Certain officers and trustees of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan (the"Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the distribution coordinator appointed by the Board at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Fund incurred $10,472 in distribution expenses to the Advisor for the period ended August 31, 1996.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    For the year ended August 31, 1996, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,566,256 and $1,018,532, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
    The Academy Value Fund and
Board of Trustees of
    Professionally Managed Portfolios

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Academy Value Fund (a series of Professionally Managed Portfolios) as of August 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 1995 were audited by other auditors whose report dated October 10, 1995, expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Academy Value Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                   ERNST & YOUNG LLP

Los Angeles, California
October 5, 1996

                                    ADVISOR
                           Academy Capital Management
                          500 North Valley Mills Drive
                                   Suite 208
                               Waco, Texas 76710
                                 (817) 751-0555

                                  DISTRIBUTOR
                         First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                   CUSTODIAN
                                Star Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                             24 West Carver Street
                                   2nd Floor
                           Huntington, New York 11743

                              INDEPENDENT AUDITORS
                               Ernst & Young, LLP
                            515 South Flower Street
                         Los Angeles, California 90071

                                 LEGAL COUNSEL
                       Heller, Ehrman, White & McAuliffe
                                333 Bush Street
                        San Francisco, California 94104

                   This report is intended for shareholders of
                       Academy Value Fund and may not be
                    used as sales literature unless preceded
                    or accompanied by a current prospectus.

                                     ACADEMY
                                   VALUE FUND

                                  ANNUAL REPORT

                                 AUGUST 31, 1996